SUPPLEMENT TO

CALVERT VARIABLE SERIES, INC.
Ameritas Small Company Portfolio

Prospectus dated April 30, 2009
Date of Supplement: December 16, 2009

The following is added to the cover page of the Prospectus:

The Board of Directors has approved a resolution to "merge" Ameritas Small Company Portfolio, a series of Calvert Variable Series, Inc., into Summit Russell 2000 Small Cap Index Portfolio, a series of Summit Mutual Funds, Inc.

Ameritas Small Company Portfolio shareholders will be asked to vote on the proposed merger and must approve the transaction before any change may take place. If shareholders approve the transaction, your shares of Ameritas Small Company Portfolio will be exchanged for shares of Summit Russell 2000 Small Cap Index Portfolio. The number of Summit Russell 2000 Small Cap Index Portfolio shares you receive will depend on the value of your Ameritas Small Company Portfolio shares at the time the merger takes place.

A filing will be made with the Securities and Exchange Commission detailing the proposed changes pursuant to the merger. It will be sent to shareholders further explaining the proposed Agreement and Plan of Reorganization, which will not be implemented before shareholder approval.